                         Fixed Rate Mortgage Loan Group
                            (Initial Mortgage Loans)

              Mortgage Rates for the Fixed Rate Mortgage Loan Group

                                   Number of      Aggregate Principal        Percent of
Range of Mortgage Rates         Mortgage Loans    Balance Outstanding        Loan Group
-----------------------         --------------    -------------------        ----------
7.000%-7.499% .............            2                $234,412                0.2%
7.500%-7.999% .............           79               5,865,962                5.4
8.000%-8.499% .............           79               8,030,457                7.4
8.500%-8.999% .............          139              13,957,573               12.9
9.000%-9.499% .............          149              12,593,347               11.7
9.500%-9.999% .............          261              23,202,297               21.5
10.000%-10.499% ...........          143              12,547,121               11.6
10.500%-10.999% ...........          184              15,361,615               14.2
11.000%-11.499% ...........           92               7,822,757                7.2
11.500%-11.999% ...........           71               5,163,452                4.8
12.000%-12.499% ...........           33               2,158,213                2.0
12.500%-12.999% ...........           10                 866,873                0.8
13.000%-13.499% ...........            3                 105,214                0.1
13.500%-13.999% ...........            2                  90,906                0.1
                                   -----            ------------              ------
          Totals ..........        1,247            $108,000,200              100.0%
                                   =====            ============              ======

         As of the Cut-off Date, Mortgage Rates borne by the Initial Fixed Rate Mortgage Loans ranged from 7.125% per annum to 13.525% per annum and the weighted average Mortgage Rate of the Initial Fixed Rate Mortgage Loans was approximately 9.796% per annum.

   Remaining Months to Stated Maturity for the Fixed Rate Mortgage Loan Group

                                           Number of            Aggregate Principal                Percent of
Range of Remaining Terms (Months)       Mortgage Loans          Balance Outstanding                Loan Group
---------------------------------       --------------          -------------------                ----------
109 to 120 ......................            17                        $809,539                        0.7%
133 to 144 ......................             2                          88,341                        0.1
169 to 180 ......................           704                      61,976,989                       57.4
229 to 240 ......................            44                       2,531,002                        2.3
289 to 300 ......................             4                         187,110                        0.2
349 to 360 ......................           476                      42,407,220                       39.3
                                          -----                    ------------                      ------
         Totals .................         1,247                    $108,000,200                      100.0%
                                          =====                    ============                      ======

         As of the Cut-off Date, the remaining terms to stated maturity of the Initial Fixed Rate Mortgage Loans ranged from 118 months to 360 months and the weighted average remaining term to stated maturity of the Initial Fixed Rate Mortgage Loans was approximately 251 months.

Original Mortgage Loan Principal Balances for the Fixed Rate Mortgage Loan Group

Range of Original Mortgage                 Number of             Aggregate Principal                 Percent of
Loan Principal Balances                 Mortgage Loans           Balance Outstanding                 Loan Group
--------------------------              --------------           -------------------                 ----------
$100,000 or less ................             906                     $50,619,900                       46.9%
$100,001-$150,000 ...............             186                      22,553,832                       20.9
$150,001-$200,000 ...............              74                      12,556,245                       11.6
$200,001-$250,000 ...............              43                       9,440,695                        8.7
$250,001-$300,000 ...............              14                       3,827,781                        3.5
$300,001-$350,000 ...............              12                       3,941,460                        3.6
$350,001-$400,000 ...............               5                       1,859,223                        1.7
$400,001-$450,000 ...............               3                       1,244,989                        1.2
$450,001-$500,000 ...............               4                       1,956,076                        1.8
                                            -----                    ------------                      ------
         Totals .................           1,247                    $108,000,200                      100.0%
                                            =====                    ============                      ======

         As of the Cut-off Date, the outstanding principal balances of the Initial Fixed Rate Mortgage Loans ranged from approximately $11,608 to approximately $500,000 and the average outstanding principal balance of the Initial Fixed Rate Mortgage Loans was approximately $86,608.

              Product Types for the Fixed Rate Mortgage Loan Group

                                            Number of            Aggregate Principal                 Percent of
Product Type                             Mortgage Loans          Balance Outstanding                 Loan Group
------------                             --------------          -------------------                 ----------
10 year Fixed ...................              17                        $809,539                        0.7%
12 year Fixed ...................               2                          88,341                        0.1
15 year Fixed ...................             234                      14,722,591                       13.6
20 year Fixed ...................              44                       2,531,002                        2.3
25 year Fixed ...................               4                         187,110                        0.2
30 year Fixed ...................             476                      42,407,220                       39.3
Balloon Loan ....................             470                      47,254,398                       43.8
                                            -----                    ------------                      ------
         Totals .................           1,247                    $108,000,200                      100.0%
                                            =====                    ============                      ======

               State Distributions of Mortgaged Properties in the
                         Fixed Rate Mortgage Loan Group

                                                   Number of          Aggregate Principal         Percent of
  State                                          Mortgage Loans       Balance Outstanding         Loan Group
  -----                                          --------------       -------------------         ----------
  Arizona..................................                 24               $2,288,035                2.1%
  Arkansas.................................                  5                  248,973                0.2
  California...............................                 50                8,374,994                7.8
  Colorado.................................                 21                2,880,977                2.7
  Connecticut..............................                  5                  531,295                0.5
  Delaware.................................                  3                  147,492                0.1
  District of Columbia.....................                  2                  131,595                0.1
  Florida..................................                298               23,907,387               22.1
  Georgia..................................                 69                5,421,042                5.0
  Idaho....................................                  1                  172,898                0.2
  Illinois.................................                 25                2,406,050                2.2
  Indiana..................................                 95                5,802,787                5.4
  Iowa....................................                   1                   39,905                0.0
  Kansas...................................                  2                   36,938                0.0
  Kentucky.................................                 24                1,374,071                1.3
  Louisiana................................                 38                2,782,863                2.6
  Maine....................................                  1                  131,750                0.1
  Maryland.................................                  8                  870,394                0.8
  Massachusetts............................                 14                1,591,954                1.5
  Michigan.................................                 64                3,758,907                3.5
  Minnesota................................                  9                  756,867                0.7
  Mississippi..............................                 12                  739,450                0.7
  Missouri.................................                 46                2,375,515                2.2
  Montana..................................                  1                   60,000                0.1
  Nevada...................................                  1                  135,929                0.1
  New Jersey...............................                 22                2,270,499                2.1
  New Mexico...............................                  5                  694,031                0.6
  New York.................................                107               16,212,122               15.0
  North Carolina...........................                 18                1,307,819                1.2
  North Dakota.............................                  1                   63,699                0.1
  Ohio.....................................                 55                3,723,133                3.4
  Oklahoma.................................                 14                  968,511                0.9
  Oregon...................................                  5                  570,491                0.5
  Pennsylvania.............................                 18                1,225,496                1.1
  Rhode Island.............................                  4                  290,999                0.3
  South Carolina...........................                 12                  688,982                0.6
  Tennessee................................                100                6,525,313                6.0
  Texas....................................                 19                1,739,217                1.6
  Utah.....................................                  2                  215,291                0.2
  Vermont..................................                  1                   62,983                0.1
  Virginia.................................                 16                1,146,292                1.1
  Washington...............................                 16                2,099,693                1.9


                                                   Number of          Aggregate Principal         Percent of
  State                                          Mortgage Loans       Balance Outstanding         Loan Group
  -----                                          --------------       -------------------         ----------
  West Virginia............................                  1                   79,500                0.1
  Wisconsin................................                 10                  819,833                0.8
  Wyoming..................................                  2                  328,230                0.3
                                                         -----             ------------              -----
           Totals..........................              1,247             $108,000,200              100.0%
                                                         =====             ============              ======

         No more than approximately 0.7% of the Initial Fixed Rate Mortgage Loans will be secured by mortgaged properties located in any one zip code area.

           Loan-to-Value Ratios for the Fixed Rate Mortgage Loan Group

                                                  Number of         Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                  Mortgage Loans       Balance Outstanding           Loan Group
-----------------------------                  --------------       -------------------           ----------
50.00% or less.........................                 139               $6,872,306                   6.4%
50.01%-55.00%..........................                  43                3,371,405                   3.1
55.01%-60.00%..........................                  83                7,273,946                   6.7
60.01%-65.00%..........................                  76                5,850,685                   5.4
65.01%-70.00%..........................                 161               15,179,917                  14.1
70.01%-75.00%..........................                 170               15,627,282                  14.5
75.01%-80.00%..........................                 260               23,943,907                  22.2
80.01%-85.00%..........................                 166               14,810,571                  13.7
85.01%-90.00%..........................                 132               13,014,366                  12.1
90.01%-95.00%..........................                  17                2,055,815                   1.9
                                                      -----             ------------                 -----
         Totals........................               1,247             $108,000,200                 100.0%
                                                      =====             ============                 =====

         As of the Cut-off Date, the Loan-to-Value Ratios of the Initial Fixed Rate Mortgage Loans ranged from 7.69% to 95.00% and the weighted average Loan-to-Value Ratio of the Initial Fixed Rate Mortgage Loans was approximately 73.65%.

               Loan Purpose for the Fixed Rate Mortgage Loan Group

                                                        Number of        Aggregate Principal       Percent of
 Loan Purpose                                        Mortgage Loans      Balance Outstanding       Loan Group
 ------------                                        --------------      -------------------       ----------
 Purchase........................................               206            $18,231,623               16.9%
 Refinance--Rate/Term............................                92              8,366,377                7.7
 Refinance--Cashout..............................               949             81,402,200               75.4
                                                              -----           ------------              -----
          Totals.................................             1,247           $108,000,200              100.0%
                                                              =====           ============              =====

      Types of Mortgaged Properties for the Fixed Rate Mortgage Loan Group

                                                       Number of        Aggregate Principal       Percent of
Property Type                                       Mortgage Loans      Balance Outstanding       Loan Group
-------------                                       --------------      -------------------       ----------
Single-family Detached........................                994             $82,976,703              76.8%
Two- to- Four-Family Dwelling Unit............                 88               9,497,817               8.8
Planned Unit Development......................                 47               4,948,737               4.6
Condominium...................................                 46               4,165,115               3.9
Small Mixed Use...............................                 18               3,193,764               3.0
Manufactured Housing..........................                 54               3,218,065               3.0
                                                            -----            ------------             -----
         Totals...............................              1,247            $108,000,200             100.0%
                                                            =====            ============             =====

          Documentation Summary for the Fixed Rate Mortgage Loan Group

                                                      Number of        Aggregate Principal        Percent of
 Documentation                                     Mortgage Loans      Balance Outstanding        Loan Group
 -------------                                     --------------      -------------------        ----------
 Full Documentation..........................                941             $74,746,337                69.2%
 24 Month Bank Statement.....................                113              13,913,465                12.9
 Reduced Documentation.......................                 16               1,829,310                 1.7
 Stated Documentation........................                177              17,511,089                16.2
                                                           -----            ------------               -----
          Totals.............................              1,247            $108,000,200               100.0%
                                                           =====            ============               =====

             Occupancy Types for the Fixed Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Occupancy                                          Mortgage Loans       Balance Outstanding        Loan Group
 ---------                                          --------------       -------------------        ----------
 Owner-occupied..............................              1,111               $98,246,367             91.0%
 Second Home.................................                 12                 1,165,014              1.1
 Investment..................................                124                 8,588,819              8.0
                                                           -----              ------------            -----
          Totals.............................              1,247              $108,000,200            100.0%
                                                           =====              ============            =====

         The information set forth above is based upon representations of the related mortgagors at the time of origination.

        Mortgage Loan Age Summary for the Fixed Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Mortgage Loan Age (Months)                         Mortgage Loans       Balance Outstanding        Loan Group
 --------------------------                         --------------       -------------------        ----------
 0...........................................                405               $35,282,118             32.7%
 1 ..........................................                449                40,776,828             37.8
 2...........................................                339                28,695,152             26.6
 3...........................................                 14                   703,984              0.7
 4...........................................                 10                   826,670              0.8
 5...........................................                 17                 1,037,210              1.0
 6...........................................                 10                   513,720              0.5
 7...........................................                  1                    66,554              0.1
 8...........................................                  1                    41,982              0.0
 11..........................................                  1                    55,982              0.1
                                                           -----              ------------            -----
          Totals.............................              1,247              $108,000,200            100.0%
                                                           =====              ============            =====

         As of the Cut-off Date, the weighted average age of the Initial Fixed Rate Mortgage Loans was approximately 1 month.

           Credit Grade Summary for the Fixed Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Credit Grade                                       Mortgage Loans       Balance Outstanding        Loan Group
 ------------                                       --------------       -------------------        ----------
 AO...........................................               560                $50,387,632            46.7%
 A-...........................................               399                 37,608,521            34.8
 B............................................               186                 14,020,553            13.0
 B-...........................................                30                  1,916,597             1.8
 C............................................                69                  3,937,674             3.6
 C-...........................................                 3                    129,223             0.1
                                                           -----               ------------           -----
          Totals..............................             1,247               $108,000,200           100.0%
                                                           =====               ============           =====

           Year of Origination for the Fixed Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Year of Origination                                Mortgage Loans       Balance Outstanding        Loan Group
 -------------------                                --------------       -------------------        ----------
 2000........................................                 40                $2,542,119              2.4%
 2001........................................              1,207               105,458,081             97.6
                                                           -----              ------------            -----
         Totals..............................              1,247              $108,000,200            100.0%
                                                           =====              ============            =====

           Prepayment Penalties for the Fixed Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Prepayment Penalty Term                            Mortgage Loans       Balance Outstanding        Loan Group
 -----------------------                            --------------       -------------------        ----------
 None........................................                175               $14,310,299             13.3%
 12 months...................................                100                15,337,411             14.2
 24 months...................................                 12                 1,648,970              1.5
 36 months...................................                284                20,614,875             19.1
 60 months...................................                676                56,088,645             51.9
                                                           -----              ------------            -----
         Totals..............................              1,247              $108,000,200            100.0%
                                                           =====              ============            =====

         The weighted average prepayment penalty term with respect to the Initial Fixed Rate Mortgage Loans having prepayment penalties is approximately 46 months. With respect to those Initial Fixed Rate Mortgage Loans (exclusive of the Initial Fixed Rate Mortgage Loans purchased by the Seller under its Small Lender Program) which have prepayment penalties, 88.3% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

              Credit Scores for the Fixed Rate Mortgage Loan Group

                                                    Number of          Aggregate Principal        Percentage of
 Range of  Credit Scores                          Mortgage Loans       Balance Outstanding         Loan Group
 -----------------------                          --------------       -------------------        -------------
 Not Scored..................................                8                 $396,767                0.4%
 469 to 500..................................                9                  833,091                0.8
 501 to 550..................................              223               18,112,705               16.8
 551 to 600..................................              381               34,293,217               31.8
 601 to 650..................................              344               29,990,585               27.8
 651 to 700..................................              185               16,466,027               15.2
 701 to 750..................................               65                5,283,258                4.9
 751 to 800.................................                31                2,540,591                2.4
 801 to 805..................................                1                   83,959                0.1
                                                         -----             ------------              -----
          Totals.............................            1,247             $108,000,200              100.0%
                                                         =====             ============              =====

         The Credit Scores of the Initial Fixed Rate Mortgage Loans that were scored as of the Cut-off Date ranged from 469 to 805 and the weighted average Credit Score of the Initial Fixed Rate Mortgage Loans that were scored as of the Cut-off Date was approximately 608.

                       Adjustable Rate Mortgage Loan Group
                            (Initial Mortgage Loans)

       Current Mortgage Rates for the Adjustable Rate Mortgage Loan Group

                                                   Number of         Aggregate Principal         Percent of
 Range of Mortgage Rates                        Mortgage Loans       Balance Outstanding         Loan Group
 -----------------------                        --------------       -------------------         ----------
 6.500%-6.999%............................                29              $4,616,433                 1.1%
 7.000%-7.499%............................                47               8,959,319                 2.2
 7.500%-7.999%............................               127              25,582,610                 6.2
 8.000%-8.499%............................               207              36,509,244                 8.9
 8.500%-8.999%............................               410              65,851,266                16.0
 9.000%-9.499%............................               395              61,290,577                14.9
 9.500%-9.999%............................               568              74,717,685                18.1
 10.000%-10.499%..........................               412              50,647,144                12.3
 10.500%-10.999%..........................               411              51,522,616                12.5
 11.000%-11.499%..........................               192              19,468,877                 4.7
 11.500%-11.999%..........................                94               9,220,800                 2.2
 12.000%-12.499%..........................                23               2,217,511                 0.5
 12.500%-12.999%..........................                 8               1,097,034                 0.3
 13.000%-13.499%..........................                 2                 299,313                 0.1
                                                       -----            ------------               -----
          Totals..........................             2,925            $412,000,429               100.0%
                                                       =====            ============               =====

         As of the Cut-off Date, the current Mortgage Rates borne by the Initial Adjustable Rate Mortgage Loans ranged from 6.500% per annum to 13.375% per annum and the weighted average Mortgage Rate borne by the Initial Adjustable Rate Mortgage Loans was approximately 9.476% per annum.

 Remaining Months to Stated Maturity for the Adjustable Rate Mortgage Loan Group

                                                   Number of         Aggregate Principal        Percent of
Range of Remaining Terms (Months)                Mortgage Loans      Balance Outstanding        Loan Group
---------------------------------                --------------      -------------------        ----------
337 to 348...............................                   1                   $79,357              0.0%
349 to 360...............................               2,907               411,096,171             99.8
361 to 372...............................                  17                   824,900              0.2
                                                        -----              ------------            -----
         Totals..........................               2,925              $412,000,429            100.0%
                                                        =====              ============            =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Initial Adjustable Rate Mortgage Loans ranged from 346 months to 361 months and the weighted average remaining term to stated maturity of the Initial Adjustable Rate Mortgage Loans was approximately 359 months.

   Original Mortgage Loan Principal Balances for the Adjustable Rate Mortgage

Range of Original Mortgage                                  Number of       Aggregate Principal      Percent of
Loan Principal Balances                                   Mortgage Loans    Balance Outstanding      Loan Group
-----------------------                                   --------------    -------------------      ----------
$100,000 or less.....................................            1,270             $84,906,836           20.6%
$100,001-$150,000....................................              684              84,128,916           20.4
$150,001-$200,000....................................              414              71,595,809           17.4
$200,001-$250,000....................................              212              47,739,011           11.6
$250,001-$300,000....................................              131              35,941,649            8.7
$300,001-$350,000....................................               78              25,461,942            6.2
$350,001-$400,000....................................               52              19,527,312            4.7
$400,001-$450,000....................................               26              11,135,338            2.7
$450,001-$500,000....................................               47              22,774,873            5.5
$500,001-$550,000....................................                1                 543,350            0.1
$600,001-$650,000....................................                1                 629,394            0.2
$700,001-$750,000....................................                2               1,438,529            0.3
$750,001-$800,000....................................                2               1,551,097            0.4
$800,001-$850,000....................................                2               1,683,767            0.4
$900,001-$950,000....................................                1                 948,635            0.2
$950,001-$1,000,000..................................                2               1,993,971            0.5
                                                                 -----            ------------          -----
          Totals.....................................            2,925            $412,000,429          100.0%
                                                                 =====            ============          =====

         As of the Cut-off Date, the outstanding principal balances of the Initial Adjustable Rate Mortgage Loans ranged from approximately $12,600 to approximately $999,471 and the average outstanding principal balance of the Initial Adjustable Rate Mortgage Loans was approximately $140,855.

            Product Types for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Product Type                                       Mortgage Loans       Balance Outstanding        Loan Group
 ------------                                       --------------       -------------------        ----------
 Six-Month LIBOR Loan........................                  3                   $607,847             0.1%
 1/29 Loan...................................                 36                  6,096,655             1.5
 2/28 Loan...................................              1,726                246,463,042            59.8
 3/27 Loan...................................              1,001                139,993,199            34.0
 5/25 Loan...................................                159                 18,839,686             4.6
                                                           -----               ------------           -----
          Totals.............................              2,925               $412,000,429           100.0%
                                                           =====               ============           =====

                   State Distributions of Mortgaged Properties in the Adjustable Rate Mortgage Loan Group

                                                   Number of          Aggregate Principal          Percent of
  State                                          Mortgage Loans       Balance Outstanding          Loan Group
  -----                                          --------------       -------------------          ----------
  Arizona....................................            101                  $12,127,307               2.9%
  Arkansas...................................              4                      368,723               0.1
  California.................................            434                   98,846,634              24.0
  Colorado...................................            192                   32,261,498               7.8
  Connecticut................................             29                    6,579,916               1.6
  Delaware...................................              3                      676,189               0.2
  District of Columbia.......................              6                    1,379,658               0.3
  Florida....................................            277                   30,466,921               7.4
  Georgia....................................             76                    9,636,236               2.3
  Idaho......................................              5                      401,690               0.1
  Illinois...................................            163                   19,236,878               4.7
  Indiana....................................             86                    7,922,139               1.9
  Iowa.......................................              3                      154,596               0.0
  Kansas.....................................              5                      460,667               0.1
  Kentucky...................................             20                    1,771,713               0.4
  Louisiana..................................             33                    3,009,595               0.7
  Maine......................................              2                      157,967               0.0
  Maryland...................................             22                    4,930,934               1.2
  Massachusetts..............................             55                    9,388,770               2.3
  Michigan...................................            269                   28,600,920               6.9
  Minnesota..................................             77                    9,953,182               2.4
  Mississippi................................              7                      534,365               0.1
  Missouri...................................            161                   12,212,230               3.0
  Montana....................................              2                      304,754               0.1
  Nevada.....................................             20                    3,869,706               0.9
  New Hampshire..............................             17                    2,312,393               0.6
  New Jersey.................................             91                   14,378,654               3.5
  New Mexico.................................             23                    2,955,873               0.7
  New York...................................             99                   20,679,146               5.0
  North Carolina.............................             45                    5,976,789               1.5

                                                   Number of          Aggregate Principal          Percent of
  State                                          Mortgage Loans       Balance Outstanding          Loan Group
  -----                                          --------------       -------------------          ----------
  North Dakota...............................              1                       92,364               0.0
  Ohio.......................................            103                    9,685,732               2.4
  Oklahoma...................................             25                    1,789,135               0.4
  Oregon.....................................              9                    1,153,886               0.3
  Pennsylvania...............................             15                    1,417,488               0.3
  Rhode Island...............................              3                      434,561               0.1
  South Carolina.............................             43                    4,295,673               1.0
  Tennessee..................................             64                    5,820,231               1.4
  Texas......................................             84                    9,587,734               2.3
  Utah.......................................             25                    3,443,425               0.8
  Vermont....................................             12                    1,336,418               0.3
  Virginia...................................             25                    4,138,949               1.0
  Washington.................................            106                   19,665,386               4.8
  West Virginia..............................              6                      614,919               0.1
  Wisconsin..................................             76                    6,840,558               1.7
  Wyoming....................................              1                      127,927               0.0
                                                       -----                 ------------             -----
          Totals.............................          2,925                 $412,000,429             100.0%
                                                       =====                 ============             =====

         No more than approximately 0.5% of the Initial Adjustable Rate Mortgage Loans will be secured by mortgaged properties located in any one zip code area.

        Loan-to-Value Ratios for the Adjustable Rate Mortgage Loan Group

                                                  Number of         Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                  Mortgage Loans       Balance Outstanding           Loan Group
-----------------------------                  --------------       -------------------           ----------
50.00% or less...........................              116                $14,106,570                 3.4%
50.01%-55.00%............................               47                  6,282,660                 1.5
55.01%-60.00%............................              113                 19,293,872                 4.7
60.01%-65.00%............................              136                 21,227,876                 5.2
65.01%-70.00%............................              248                 34,183,513                 8.3
70.01%-75.00%............................              401                 51,889,065                12.6
75.01%-80.00%............................              982                147,390,515                35.8
80.01%-85.00%............................              491                 67,665,897                16.4
85.01%-90.00%............................              382                 48,883,284                11.9
90.01%-95.00%............................                9                  1,077,177                 0.3
                                                     -----               ------------               -----
         Totals..........................            2,925               $412,000,429               100.0%
                                                     =====               ============               =====

         As of the Cut-off Date, the Initial Loan-to-Value Ratios of the Adjustable Rate Mortgage Loans ranged from 11.33% to 95.00% and the weighted average Loan-to-Value Ratio of the Initial Adjustable Rate Mortgage Loans was approximately 76.62%.

            Loan Purpose for the Adjustable Rate Mortgage Loan Group

                                                        Number of        Aggregate Principal      Percent of
 Loan Purpose                                        Mortgage Loans      Balance Outstanding      Loan Group
 ------------                                        --------------      -------------------      ----------
 Purchase.................................                 1,022           $144,689,503              35.1%
 Refinance--Rate/Term......................                  189             22,372,848               5.4
 Refinance--Cashout........................                1,714            244,938,078              59.5
                                                           -----           ------------             -----
          Totals..........................                 2,925           $412,000,429             100.0%
                                                           =====           ============             =====

    Types of Mortgaged Properties for the Adjustable Rate Mortgage Loan Group

                                                        Number of        Aggregate Principal       Percent of
Property Type                                        Mortgage Loans      Balance Outstanding       Loan Group
-------------                                        --------------      -------------------       ----------
Single-family Detached.........................             2,291             $315,305,399            76.5%
Two- to Four- Family Dwelling Unit.............               208               28,935,164             7.0
Planned Unit Development ......................               242               45,043,046            10.9
Condominium....................................               129               17,904,797             4.3
Manufactured Housing...........................                55                4,812,022             1.2
                                                            -----             ------------           -----
         Totals................................             2,925             $412,000,429           100.0%
                                                            =====             ============           =====

        Documentation Summary for the Adjustable Rate Mortgage Loan Group

                                                      Number of        Aggregate Principal        Percent of
 Documentation                                     Mortgage Loans      Balance Outstanding        Loan Group
 -------------                                     --------------      -------------------        ----------
 Full Documentation..........................              1,968             $251,124,000             61.0%
 24 Month Bank Statement.....................                262               51,312,357             12.5
 Reduced Documentation.......................                 61               12,467,694              3.0
 Stated Documentation........................                634               97,096,378             23.6
                                                           -----             ------------            -----
          Totals.............................              2,925             $412,000,429            100.0%
                                                           =====             ============            =====

           Occupancy Types for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Occupancy                                          Mortgage Loans       Balance Outstanding        Loan Group
 ---------                                          --------------       -------------------        ----------
 Owner-occupied..............................              2,660               $385,958,136            93.7%
 Second Home.................................                 26                  2,894,199             0.7
 Investment..................................                239                 23,148,093             5.6
                                                           -----               ------------           -----
          Totals.............................              2,925               $412,000,429           100.0%
                                                           =====               ============           =====

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

      Mortgage Loan Age Summary for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Mortgage Loan Age (Months)                         Mortgage Loans       Balance Outstanding        Loan Group
 --------------------------                         --------------       -------------------        ----------
 0...........................................              1,077               $152,904,566            37.1%
 1...........................................              1,061                152,204,799            36.9
 2...........................................                757                103,402,467            25.1
 4...........................................                  3                    580,711             0.1
 5...........................................                 21                  2,507,777             0.6
 6...........................................                  3                    173,403             0.0
 7...........................................                  2                    147,347             0.0
 14..........................................                  1                     79,357             0.0
                                                           -----               ------------           -----
          Totals.............................              2,925               $412,000,429           100.0%
                                                           =====               ============           =====

         As of the Cut-off Date, the weighted average age of the Initial Adjustable Rate Mortgage Loans was approximately 1 month.

        Credit Grade Summary for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Credit Grade                                       Mortgage Loans       Balance Outstanding        Loan Group
 ------------                                       --------------       -------------------        ----------
 AO..........................................              1,172               $187,006,656            45.4%
 A-..........................................                955                132,950,761            32.3
 B...........................................                466                 59,494,971            14.4
 B-..........................................                118                 12,729,704             3.1
 C...........................................                203                 18,619,137             4.5
 C-..........................................                 11                  1,199,201             0.3
                                                           -----               ------------           -----
          Totals.............................              2,925               $412,000,429           100.0%
                                                           =====               ============           =====

         Year of Origination for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Year of Origination                                Mortgage Loans       Balance Outstanding        Loan Group
 -------------------                                --------------       -------------------        ----------
 2000........................................                 30                 $3,488,596             0.8%
 2001........................................              2,895                408,511,833            99.2
                                                           -----               ------------           -----
          Totals.............................              2,925               $412,000,429           100.0%
                                                           =====               ============           =====

       Maximum Mortgage Rates for the Adjustable Rate Mortgage Loan Group

Range of Maximum                                  Number of         Aggregate Principal           Percent of
Mortgage Rates                                 Mortgage Loans       Balance Outstanding           Loan Group
----------------                               --------------       -------------------           ----------
13.500%-13.999%..........................               29                  $4,616,433                 1.1%
14.000%-14.499%..........................               47                   8,959,319                 2.2
14.500%-14.999%..........................              129                  26,090,456                 6.3
15.000%-15.499%..........................              208                  36,588,602                 8.9
15.500%-15.999%..........................              409                  65,443,419                15.9
16.000%-16.499%..........................              394                  61,211,220                14.9
16.500%-16.999%..........................              567                  74,617,685                18.1
17.000%-17.499%..........................              412                  50,647,144                12.3
17.500%-17.999%..........................              411                  51,522,616                12.5
18.000%-18.499%..........................              192                  19,468,877                 4.7
18.500%-18.999%..........................               94                   9,220,800                 2.2
19.000%-19.499%..........................               23                   2,217,511                 0.5
19.500%-19.999%..........................                8                   1,097,034                 0.3
20.000%-20.499%..........................                2                     299,313                 0.1
                                                     -----                ------------               -----
         Totals..........................            2,925                $412,000,429               100.0%
                                                     =====                ============               =====

         As of the Cut-off Date, the Maximum Mortgage Rates for the Initial Adjustable Rate Mortgage Loans ranged from 13.500% per annum to 20.375% per annum and the weighted average Maximum Mortgage Rate for the Initial Adjustable Rate Mortgage Loans was 16.475% per annum.

        Prepayment Penalties for the Adjustable Rate Mortgage Loan Group

                                                      Number of          Aggregate Principal        Percent of
 Prepayment Penalty Term                            Mortgage Loans       Balance Outstanding        Loan Group
 -----------------------                            --------------       -------------------        ----------
 None........................................                999               $141,913,103            34.4%
 12 months...................................                  1                    111,954             0.0
 24 months...................................                519                 86,520,597            21.0
 36 months...................................              1,095                151,719,949            36.8
 60 months...................................                311                 31,734,825             7.7
                                                           -----               ------------           -----
          Totals.............................              2,925               $412,000,429           100.0%
                                                           =====               ============           =====

         The weighted average prepayment penalty term with respect to the Initial Adjustable Rate Mortgage Loans having prepayment penalties is approximately 35 months. With respect to those Initial Adjustable Rate Mortgage Loans (exclusive of the Initial Adjustable Rate Mortgage Loans that were purchased by the Seller under its Small Lender Program) which have prepayment penalties, approximately 82.8% of those mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

        Next Adjustment Date for the Adjustable Rate Mortgage Loan Group

                                                  Number of         Aggregate Principal           Percent of
Next Adjustment Date                           Mortgage Loans       Balance Outstanding           Loan Group
--------------------                           --------------       -------------------           ----------
October 2001.............................                1                   $259,847                    0.1%
November 2001............................                2                    348,000                    0.1
December 2001............................                1                     44,930                    0.0
March 2002...............................                8                  1,095,553                    0.3
April 2002...............................               11                  2,119,317                    0.5
May 2002.................................               16                  2,836,856                    0.7
October 2002.............................                1                     81,473                    0.0
November 2002............................                1                     47,899                    0.0
December 2002............................               10                  1,178,175                    0.3
January 2003.............................                3                    580,711                    0.1
March 2003...............................              384                 55,660,750                   13.5
April 2003...............................              644                 92,316,017                   22.4
May 2003.................................              675                 96,239,324                   23.4
June 2003................................                9                    438,050                    0.1
October 2003.............................                1                     65,875                    0.0
November 2003............................                2                    125,504                    0.0
December 2003............................                8                    825,516                    0.2
March 2004...............................              317                 40,981,186                    9.9
April 2004...............................              355                 51,224,886                   12.4
May 2004.................................              312                 46,451,525                   11.3
June 2004................................                5                    239,350                    0.1
December 2005............................                2                    459,156                    0.1
March 2006...............................               49                  5,744,336                    1.4
April 2006...............................               50                  6,284,733                    1.5
May 2006.................................               55                  6,203,961                    1.5
June 2006................................                3                    147,500                    0.0
                                                     -----               ------------                  -----
         Totals..........................            2,925               $412,000,429                  100.0%
                                                     =====               ============                  =====

            Credit Scores for the Adjustable Rate Mortgage Loan Group

 Range of                                            Number of         Aggregate Principal         Percent of
 Credit Scores                                    Mortgage Loans       Balance Outstanding         Loan Group
 -------------                                    --------------       -------------------         ----------
 Not Scored..................................             12                 $813,516                  0.2%
 468 to 500..................................             21                1,831,646                  0.4
 501 to 550..................................            721               91,373,613                 22.2
 551 to 600..................................            841              112,523,799                 27.3
 601 to 650..................................            692              102,428,050                 24.9
 651 to 700..................................            425               65,678,831                 15.9
 701 to 750..................................            166               28,174,603                  6.8
 751 to 799..................................             47                9,176,371                  2.2
                                                       -----             ------------                -----
          Totals.............................          2,925             $412,000,429                100.0%
                                                       =====             ============                =====

         The Credit Scores of the Initial Adjustable Rate Mortgage Loans that were scored as of the Cut-off Date ranged from 468 to 799 and the weighted average Credit Score of the Initial Adjustable Rate Mortgage Loans that were scored as of the Cut-off Date was approximately 607.

                    Adjustable Rate Mortgage Loan Group - IIA
                            (Initial Mortgage Loans)

    Current Mortgage Rates for the Adjustable Rate Mortgage Loan Group - IIA

                                                   Number of         Aggregate Principal         Percent of
 Range of Mortgage Rates                        Mortgage Loans       Balance Outstanding         Group IIA
 -----------------------                        --------------       -------------------         ----------
 6.500%-6.999%............................                10              $1,382,226                 1.0%
 7.000%-7.499%............................                14               1,818,437                 1.3
 7.500%-7.999%............................                47               7,148,202                 5.3
 8.000%-8.499%............................                82              12,037,937                 8.9
 8.500%-8.999%............................               170              24,308,339                17.9
 9.000%-9.499%............................               146              19,964,721                14.7
 9.500%-9.999%............................               218              27,029,057                19.9
 10.000%-10.499%..........................               109              15,266,206                11.2
 10.500%-10.999%..........................               114              16,211,725                11.9
 11.000%-11.499%..........................                52               7,139,518                 5.2
 11.500%-11.999%..........................                19               2,484,169                 1.8
 12.000%-12.499%..........................                 6                 701,454                 0.5
 12.500%-12.999%..........................                 2                 208,664                 0.2
 13.000%-13.499%..........................                 2                 299,313                 0.2
                                                         ---            ------------               -----
          Totals..........................               991            $135,999,969               100.0%
                                                         ===            ============               =====

         As of the Cut-off Date, the current Mortgage Rates borne by the Initial Group IIA Adjustable Rate Mortgage Loans ranged from 6.500% per annum to 13.375% per annum and the weighted average Mortgage Rate borne by the Initial Group IIA Adjustable Rate Mortgage Loans was approximately 9.500% per annum.

                   Remaining Months to Stated Maturity for the
                    Adjustable Rate Mortgage Loan Group -IIA

                                                   Number of         Aggregate Principal        Percent of
Range of Remaining Terms (Months)                Mortgage Loans      Balance Outstanding         Group IIA
---------------------------------                --------------      -------------------         ---------
349 to 360...............................                 990              $135,947,619            100.0%
361 to 372...............................                   1                    52,350              0.0
                                                          ---              ------------            -----
         Totals..........................                 991              $135,999,969            100.0%
                                                          ===              ============            =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Initial Group IIA Adjustable Rate Mortgage Loans ranged from 355 months to 361 months and the weighted average remaining term to stated maturity of the Initial Group IIA Adjustable Rate Mortgage Loans was approximately 359 months.

                Original Mortgage Loan Principal Balances for the
                      Adjustable Rate Mortgage Group - IIA

Range of Original Mortgage                                  Number of       Aggregate Principal      Percent of
Loan Principal Balances                                   Mortgage Loans    Balance Outstanding       Group IIA
-----------------------                                   --------------    -------------------       ---------
$100,000 or less.....................................              339             $26,152,850           19.2%
$100,001-$150,000....................................              293              35,924,875           26.4
$150,001-$200,000....................................              181              31,296,914           23.0
$200,001-$250,000....................................              126              28,674,573           21.1
$250,001-$300,000....................................               49              12,904,874            9.5
$300,001-$350,000....................................                2                 672,082            0.5
$350,001-$400,000....................................                1                 373,801            0.3
                                                                   ---            ------------          -----
          Totals.....................................              991            $135,999,969          100.0%
                                                                   ===            ============          =====

         As of the Cut-off Date, the outstanding principal balances of the Initial Group IIA Adjustable Rate Mortgage Loans ranged from approximately $28,681 to approximately $373,801 and the average outstanding principal balance of the Initial Group IIA Adjustable Rate Mortgage Loans was approximately $137,235.

         Product Types for the Adjustable Rate Mortgage Loan Group - IIA

                                                      Number of          Aggregate Principal        Percent of
 Product Type                                       Mortgage Loans       Balance Outstanding         Group IIA
 ------------                                       --------------       -------------------        ----------
 Six-Month LIBOR Loan........................                  3                   $607,847             0.4%
 1/29 Loan...................................                 12                  1,845,108             1.4
 2/28 Loan...................................                585                 81,373,546            59.8
 3/27 Loan...................................                342                 46,700,248            34.3
 5/25 Loan...................................                 49                  5,473,220             4.0
                                                             ---               ------------           -----
          Totals.............................                991               $135,999,969           100.0%
                                                             ===               ============           =====

               State Distributions of Mortgaged Properties in the
                   Adjustable Rate Mortgage Loan Group - IIA

                                                   Number of          Aggregate Principal          Percent of
  State                                          Mortgage Loans       Balance Outstanding          Group IIA
  -----                                          --------------       -------------------          ---------
  Arizona....................................           36                   $4,328,371               3.2%
  Arkansas...................................            3                      297,802               0.2
  California.................................          155                   28,558,596              21.0
  Colorado...................................           69                   10,843,411               8.0
  Connecticut................................            7                    1,237,172               0.9
  Delaware...................................            2                      190,376               0.1
  District of Columbia.......................            2                      342,800               0.3
  Florida....................................          102                   10,611,868               7.8
  Georgia....................................           27                    3,384,785               2.5
  Idaho......................................            3                      304,806               0.2
  Illinois...................................           47                    6,793,936               5.0
  Indiana....................................           29                    2,938,657               2.2
  Kansas.....................................            2                      160,375               0.1
  Kentucky...................................            7                      628,836               0.5
  Louisiana..................................            7                      755,748               0.6
  Maryland...................................            9                    1,430,647               1.1
  Massachusetts..............................           29                    4,296,459               3.2
  Michigan...................................           96                   11,780,968               8.7
  Minnesota..................................           24                    2,746,163               2.0
  Mississippi................................            2                      208,465               0.2
  Missouri...................................           34                    3,483,167               2.6
  Nevada.....................................           10                    1,425,152               1.0
  New Hampshire..............................            8                    1,109,548               0.8
  New Jersey.................................           38                    5,242,874               3.9
  New Mexico.................................            8                    1,118,438               0.8
  New York...................................           34                    6,117,752               4.5
  North Carolina.............................           18                    2,195,140               1.6
  Ohio.......................................           28                    3,084,437               2.3
  Oklahoma...................................            5                      406,112               0.3
  Oregon.....................................            5                      580,934               0.4
  Pennsylvania...............................            5                      559,167               0.4
  South Carolina.............................           10                    1,018,427               0.7
  Tennessee..................................           16                    1,496,830               1.1
  Texas......................................           35                    4,786,772               3.5
  Utah.......................................            4                      534,887               0.4
  Vermont....................................            2                      229,075               0.2
  Virginia...................................            3                      592,336               0.4
  Washington.................................           43                    6,997,957               5.1
  Wisconsin..................................           26                    3,052,793               2.2
  Wyoming....................................            1                      127,927               0.1
                                                       ---                 ------------             -----
          Totals.............................          991                 $135,999,969             100.0%
                                                       ===                 ============             =====

         No more than approximately 0.8% of the Initial Group IIA Adjustable Rate Mortgage Loans will be secured by mortgaged properties located in any one zip code area.

     Loan-to-Value Ratios for the Adjustable Rate Mortgage Loan Group - IIA

                                                  Number of         Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                  Mortgage Loans       Balance Outstanding            Group IIA
-----------------------------                  --------------       -------------------            ---------
50.00% or less...........................               32                 $3,970,631                 2.9%
50.01%-55.00%............................               18                  2,540,289                 1.9
55.01%-60.00%............................               41                  5,320,408                 3.9
60.01%-65.00%............................               54                  7,835,093                 5.8
65.01%-70.00%............................               85                 11,265,139                 8.3
70.01%-75.00%............................              115                 15,732,327                11.6
75.01%-80.00%............................              352                 48,452,754                35.6
80.01%-85.00%............................              165                 23,146,631                17.0
85.01%-90.00%............................              126                 17,285,604                12.7
90.01%-95.00%............................                3                    451,093                 0.3
                                                       ---               ------------               -----
         Totals..........................              991               $135,999,969               100.0%
                                                       ===               ============               =====


         As of the Cut-off Date, the Loan-to-Value Ratios of the Initial Group IIA Adjustable Rate Mortgage Loans ranged from 11.33% to 95.00% and the weighted average Loan-to-Value Ratio of the Initial Group IIA Adjustable Rate Mortgage Loans was approximately 76.92%.

         Loan Purpose for the Adjustable Rate Mortgage Loan Group - IIA

                                                        Number of        Aggregate Principal       Percent of
 Loan Purpose                                        Mortgage Loans      Balance Outstanding        Group IIA
 ------------                                        --------------      -------------------       ----------
 Purchase..................................                  357            $48,812,486              35.9%
 Refinance--Rate/Term......................                   56              7,265,739               5.3
 Refinance--Cashout........................                  578             79,921,744              58.8
                                                             ---           ------------             -----
          Totals...........................                  991           $135,999,969             100.0%
                                                             ===           ============             =====

 Types of Mortgaged Properties for the Adjustable Rate Mortgage Loan Group - IIA

                                                        Number of        Aggregate Principal       Percent of
Property Type                                        Mortgage Loans      Balance Outstanding       Group IIA
-------------                                        --------------      -------------------       ----------
Single-family Detached.........................               761             $102,210,500            75.2%
Two- to Four- Family Dwelling Unit.............                83               12,977,676             9.5
Planned Unit Development ......................                83               12,774,428             9.4
Condominium....................................                44                5,927,673             4.4
Manufactured Housing...........................                20                2,109,692             1.6
                                                              ---             ------------           -----
         Totals................................               991             $135,999,969           100.0%
                                                              ===             ============           =====

     Documentation Summary for the Adjustable Rate Mortgage Loan Group - IIA

                                                        Number of        Aggregate Principal        Percent of
 Documentation                                       Mortgage Loans      Balance Outstanding         Group IIA
 -------------                                       --------------      -------------------        ----------
 Full Documentation..........................                651              $85,268,075             62.7%
 24 Month Bank Statement.....................                 74               11,260,648              8.3
 Reduced Documentation.......................                 16                2,307,895              1.7
 Stated Documentation........................                250               37,163,351             27.3
                                                             ---             ------------            -----
          Totals.............................                991             $135,999,969            100.0%
                                                             ===             ============            =====

        Occupancy Types for the Adjustable Rate Mortgage Loan Group - IIA

                                                      Number of          Aggregate Principal        Percent of
 Occupancy                                          Mortgage Loans       Balance Outstanding         Group IIA
 ---------                                          --------------       -------------------        ----------
 Owner-occupied..............................                911               $127,220,816            93.5%
 Second Home.................................                  9                    865,639             0.6
 Investment..................................                 71                  7,913,514             5.8
                                                             ---               ------------           -----
          Totals.............................                991               $135,999,969           100.0%
                                                             ===               ============           =====

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

   Mortgage Loan Age Summary for the Adjustable Rate Mortgage Loan Group - IIA

                                                      Number of          Aggregate Principal        Percent of
 Mortgage Loan Age (Months)                         Mortgage Loans       Balance Outstanding         Group IIA
 --------------------------                         --------------       -------------------        ----------
 0...........................................                380                $51,227,544            37.7%
 1...........................................                346                 47,849,057            35.2
 2...........................................                260                 36,262,314            26.7
 4...........................................                  1                     80,869             0.1
 5...........................................                  4                    580,184             0.4
                                                             ---               ------------           -----
          Totals.............................                991               $135,999,969           100.0%
                                                             ===               ============           =====

         As of the Cut-off Date, the weighted average age of the Initial Group IIA Adjustable Rate Mortgage Loans was approximately 1 month.

     Credit Grade Summary for the Adjustable Rate Mortgage Loan Group - IIA

                                                      Number of          Aggregate Principal        Percent of
 Credit Grade                                       Mortgage Loans       Balance Outstanding         Group IIA
 ------------                                       --------------       -------------------        ----------
 AO..........................................                440                $62,712,212            46.1%
 A-..........................................                333                 45,717,145            33.6
 B...........................................                136                 16,792,729            12.3
 B-..........................................                 30                  3,722,167             2.7
 C...........................................                 50                  6,743,615             5.0
 C-..........................................                  2                    312,101             0.2
                                                             ---               ------------           -----
          Totals.............................                991               $135,999,969           100.0%
                                                             ===               ============           =====

      Year of Origination for the Adjustable Rate Mortgage Loan Group - IIA

                                                      Number of          Aggregate Principal        Percent of
 Year of Origination                                Mortgage Loans       Balance Outstanding         Group IIA
 -------------------                                --------------       -------------------        ----------
 2000........................................                  5                   $661,053             0.5%
 2001........................................                986                135,338,915            99.5
                                                             ---               ------------           -----
          Totals.............................                991               $135,999,969           100.0%
                                                             ===               ============           =====

    Maximum Mortgage Rates for the Adjustable Rate Mortgage Loan Group - IIA

Range of Maximum                                  Number of         Aggregate Principal           Percent of
Mortgage Rates                                 Mortgage Loans       Balance Outstanding            Group IIA
----------------                               --------------       -------------------           ----------
13.500%-13.999%..........................               10                  $1,382,226                 1.0%
14.000%-14.499%..........................               14                   1,818,437                 1.3
14.500%-14.999%..........................               49                   7,656,048                 5.6
15.000%-15.499%..........................               82                  12,037,937                 8.9
15.500%-15.999%..........................              169                  23,900,492                17.6
16.000%-16.499%..........................              146                  19,964,721                14.7
16.500%-16.999%..........................              217                  26,929,057                19.8
17.000%-17.499%..........................              109                  15,266,206                11.2
17.500%-17.999%..........................              114                  16,211,725                11.9
18.000%-18.499%..........................               52                   7,139,518                 5.2
18.500%-18.999%..........................               19                   2,484,169                 1.8
19.000%-19.499%..........................                6                     701,454                 0.5
19.500%-19.999%..........................                2                     208,664                 0.2
20.000%-20.499%..........................                2                     299,313                 0.2
                                                       ---                ------------               -----
         Totals..........................              991                $135,999,969               100.0%
                                                       ===                ============               =====

         As of the Cut-off Date, the Maximum Mortgage Rates for the Initial Group IIA Adjustable Rate Mortgage Loans ranged from 13.500% per annum to 20.375% per annum and the weighted average Maximum Mortgage Rate for the Initial Group IIA Adjustable Rate Mortgage Loans was 16.495% per annum.

     Prepayment Penalties for the Adjustable Rate Mortgage Loan Group - IIA

                                                      Number of          Aggregate Principal        Percent of
 Prepayment Penalty Term                            Mortgage Loans       Balance Outstanding         Group IIA
 -----------------------                            --------------       -------------------        ----------
 None........................................                345                $49,504,838            36.4%
 24 months...................................                188                 26,406,568            19.4
 36 months...................................                378                 51,291,857            37.7
 60 months...................................                 80                  8,796,706             6.5
                                                             ---               ------------           -----
          Totals.............................                991               $135,999,969           100.0%
                                                             ===               ============           =====


         The weighted average prepayment penalty term with respect to the Initial Group IIA Adjustable Rate Mortgage Loans having prepayment penalties is approximately 35 months. With respect to those Initial Group IIA Adjustable Rate Mortgage Loans (exclusive of the Initial Group IIA Adjustable Rate Mortgage Loans that were purchased by the Seller under its Small Lender Program) which have prepayment penalties, approximately 82.7% of those mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

     Next Adjustment Date for the Adjustable Rate Mortgage Loan Group - IIA

                                                  Number of         Aggregate Principal           Percent of
Next Adjustment Date                           Mortgage Loans       Balance Outstanding            Group IIA
--------------------                           --------------       -------------------           ----------
October 2001.............................             1                   $259,847                    0.2%
November 2001............................             2                    348,000                    0.3
March 2002...............................             3                    392,170                    0.3
April 2002...............................             3                    484,488                    0.4
May 2002.................................             6                    968,450                    0.7
December 2002............................             3                    435,710                    0.3
January 2003.............................             1                     80,869                    0.1
March 2003...............................           138                 18,921,528                   13.9
April 2003...............................           200                 28,591,175                   21.0
May 2003.................................           243                 33,344,264                   24.5
December 2003............................             1                    144,474                    0.1
March 2004...............................           105                 15,271,799                   11.2
April 2004...............................           123                 16,378,315                   12.0
May 2004.................................           112                 14,853,310                   10.9
June 2004................................             1                     52,350                    0.0
March 2006...............................            14                  1,676,818                    1.2
April 2006...............................            19                  2,135,233                    1.6
May 2006.................................            16                  1,661,170                    1.2
                                                    ---               ------------                  -----
         Totals..........................           991               $135,999,969                  100.0%
                                                    ===               ============                  =====

         Credit Scores for the Adjustable Rate Mortgage Loan Group - IIA

 Range of                                            Number of         Aggregate Principal         Percent of
 Credit Scores                                    Mortgage Loans       Balance Outstanding         Group IIA
 -------------                                    --------------       -------------------         ----------
 474 to 500..................................              7                 $818,588                 0.6%
 501 to 550..................................            228               30,941,187                22.8
 551 to 600..................................            280               39,109,120                28.8
 601 to 650..................................            236               31,928,082                23.5
 651 to 700..................................            161               21,638,730                15.9
 701 to 750..................................             60                9,220,807                 6.8
 751 to 794..................................             19                2,343,455                 1.7
                                                         ---             ------------               -----
          Totals.............................            991             $135,999,969               100.0%
                                                         ===             ============               =====

         The Credit Scores of the Initial Group IIA Adjustable Rate Mortgage Loans that were scored as of the Cut-off Date ranged from 474 to 794 and the weighted average Credit Score of the Initial Group IIA Adjustable Rate Mortgage Loans that were scored as of the Cut-off Date was approximately 605.

                    Adjustable Rate Mortgage Loan Group - IIB
                            (Initial Mortgage Loans)

       Current Mortgage Rates for the Adjustable Rate Mortgage Loan Group

                                                   Number of         Aggregate Principal        Percent of
 Range of Mortgage Rates                        Mortgage Loans       Balance Outstanding        Group IIB
 -----------------------                        --------------       -------------------        ----------
 6.500%-6.999%............................               19              $3,234,207                 1.2%
 7.000%-7.499%............................               33               7,140,882                 2.6
 7.500%-7.999%............................               80              18,434,408                 6.7
 8.000%-8.499%............................              125              24,471,307                 8.9
 8.500%-8.999%............................              240              41,542,927                15.1
 9.000%-9.499%............................              249              41,325,856                15.0
 9.500%-9.999%............................              350              47,688,628                17.3
 10.000%-10.499%..........................              303              35,380,938                12.8
 10.500%-10.999%..........................              297              35,310,890                12.8
 11.000%-11.499%..........................              140              12,329,358                 4.5
 11.500%-11.999%..........................               75               6,736,631                 2.4
 12.000%-12.499%..........................               17               1,516,057                 0.5
 12.500%-12.999%..........................                6                 888,370                 0.3
                                                      -----            ------------               -----
          Totals..........................            1,934            $276,000,460               100.0%
                                                      =====            ============               =====

         As of the Cut-off Date, the current Mortgage Rates borne by the Initial Group IIB Adjustable Rate Mortgage Loans ranged from 6.500% per annum to 12.750% per annum and the weighted average Mortgage Rate borne by the Initial Group IIB Adjustable Rate Mortgage Loans was approximately 9.465% per annum.

                   Remaining Months to Stated Maturity for the
                    Adjustable Rate Mortgage Loan Group - IIB

                                                   Number of         Aggregate Principal        Percent of
Range of Remaining Terms (Months)                Mortgage Loans      Balance Outstanding         Group IIB
---------------------------------                --------------      -------------------         ---------
337 to 348...............................                   1                   $79,357              0.0%
349 to 360...............................               1,917               275,148,553             99.7
361 to 372...............................                  16                   772,550              0.3
                                                        -----              ------------            -----
         Totals..........................               1,934              $276,000,460            100.0%
                                                        =====              ============            =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Initial Group IIB Adjustable Rate Mortgage Loans ranged from 346 months to 361 months and the weighted average remaining term to stated maturity of the Initial Group IIB Adjustable Rate Mortgage Loans was approximately 359 months.

                Original Mortgage Loan Principal Balances for the
                         Adjustable Rate Mortgage - IIB

Range of Original Mortgage                                  Number of       Aggregate Principal      Percent of
Loan Principal Balances                                   Mortgage Loans    Balance Outstanding       Group IIB
-----------------------                                   --------------    -------------------       ---------
$100,000 or less.....................................              931             $58,753,986           21.3%
$100,001-$150,000....................................              391              48,204,040           17.5
$150,001-$200,000....................................              233              40,298,896           14.6
$200,001-$250,000....................................               86              19,064,438            6.9
$250,001-$300,000....................................               82              23,036,776            8.3
$300,001-$350,000....................................               76              24,789,860            9.0
$350,001-$400,000....................................               51              19,153,511            6.9
$400,001-$450,000....................................               26              11,135,338            4.0
$450,001-$500,000....................................               47              22,774,873            8.3
$500,001-$550,000....................................                1                 543,350            0.2
$600,001-$650,000....................................                1                 629,394            0.2
$700,001-$750,000....................................                2               1,438,529            0.5
$750,001-$800,000....................................                2               1,551,097            0.6
$800,001-$850,000....................................                2               1,683,767            0.6
$900,001-$950,000....................................                1                 948,635            0.3
$950,001-$1,000,000..................................                2               1,993,971            0.7
                                                                 -----            ------------          -----
          Totals.....................................            1,934            $276,000,460          100.0%
                                                                 =====            ============          =====

         As of the Cut-off Date, the outstanding principal balances of the Initial Group IIB Adjustable Rate Mortgage Loans ranged from approximately $12,600 to approximately $999,471 and the average outstanding principal balance of the Initial Group IIB Adjustable Rate Mortgage Loans was approximately $142,710.

         Product Types for the Adjustable Rate Mortgage Loan Group - IIB

                                                      Number of          Aggregate Principal        Percent of
 Product Type                                       Mortgage Loans       Balance Outstanding         Group IIB
 ------------                                       --------------       -------------------        ----------
 1/29 Loan...................................                 24                 $4,251,547             1.5%
 2/28 Loan...................................              1,141                165,089,496            59.8
 3/27 Loan...................................                659                 93,292,951            33.8
 5/25 Loan...................................                110                 13,366,465             4.8
                                                           -----               ------------           -----
          Totals.............................              1,934               $276,000,460           100.0%
                                                           =====               ============           =====

   State Distributions of Mortgaged Properties in the Adjustable Rate Mortgage
                                Loan Group - IIB

                                                   Number of          Aggregate Principal          Percent of
  State                                          Mortgage Loans       Balance Outstanding          Group IIB
  -----                                          --------------       -------------------          ----------
  Arizona....................................             65                   $7,798,936               2.8%
  Arkansas...................................              1                       70,921               0.0
  California.................................            279                   70,288,038              25.5
  Colorado...................................            123                   21,418,087               7.8
  Connecticut................................             22                    5,342,744               1.9
  Delaware...................................              1                      485,813               0.2
  District of Columbia.......................              4                    1,036,858               0.4
  Florida....................................            175                   19,855,054               7.2
  Georgia....................................             49                    6,251,451               2.3
  Idaho......................................              2                       96,884               0.0
  Illinois...................................            116                   12,442,942               4.5
  Indiana....................................             57                    4,983,481               1.8
  Iowa.......................................              3                      154,596               0.1
  Kansas.....................................              3                      300,293               0.1
  Kentucky...................................             13                    1,142,877               0.4
  Louisiana..................................             26                    2,253,847               0.8
  Maine......................................              2                      157,967               0.1
  Maryland...................................             13                    3,500,286               1.3
  Massachusetts..............................             26                    5,092,311               1.8
  Michigan...................................            173                   16,819,952               6.1
  Minnesota..................................             53                    7,207,019               2.6
  Mississippi................................              5                      325,900               0.1
  Missouri...................................            127                    8,729,063               3.2
  Montana....................................              2                      304,754               0.1
  Nevada.....................................             10                    2,444,554               0.9
  New Hampshire..............................              9                    1,202,845               0.4
  New Jersey.................................             53                    9,135,780               3.3
  New Mexico.................................             15                    1,837,435               0.7
  New York...................................             65                   14,561,393               5.3
  North Carolina.............................             27                    3,781,649               1.4
  North Dakota...............................              1                       92,364               0.0
  Ohio.......................................             75                    6,601,294               2.4
  Oklahoma...................................             20                    1,383,023               0.5
  Oregon.....................................              4                      572,952               0.2
  Pennsylvania...............................             10                      858,321               0.3
  Rhode Island...............................              3                      434,561               0.2
  South Carolina.............................             33                    3,277,246               1.2
  Tennessee..................................             48                    4,323,400               1.6
  Texas......................................             49                    4,800,963               1.7
  Utah.......................................             21                    2,908,538               1.1
  Vermont....................................             10                    1,107,343               0.4
  Virginia...................................             22                    3,546,612               1.3
  Washington.................................             63                   12,667,429               4.6
  West Virginia..............................              6                      614,919               0.2
  Wisconsin..................................             50                    3,787,765               1.4
                                                       -----                 ------------             -----
          Totals.............................          1,934                 $276,000,460             100.0%
                                                       =====                 ============             =====

         No more than approximately 0.6% of the Initial Group IIB Adjustable Rate Mortgage Loans will be secured by mortgaged properties located in any one zip code area.

     Loan-to-Value Ratios for the Adjustable Rate Mortgage Loan Group - IIB

                                                  Number of         Aggregate Principal           Percent of
Range of Loan-to-Value Ratios                  Mortgage Loans       Balance Outstanding            Group IIB
-----------------------------                  --------------       -------------------            ---------
50.00% or less...........................               84                $10,135,939                 3.7%
50.01%-55.00%............................               29                  3,742,371                 1.4
55.01%-60.00%............................               72                 13,973,464                 5.1
60.01%-65.00%............................               82                 13,392,784                 4.9
65.01%-70.00%............................              163                 22,918,374                 8.3
70.01%-75.00%............................              286                 36,156,738                13.1
75.01%-80.00%............................              630                 98,937,761                35.8
80.01%-85.00%............................              326                 44,519,265                16.1
85.01%-90.00%............................              256                 31,597,680                11.4
90.01%-95.00%............................                6                    626,084                 0.2
                                                     -----               ------------               -----
         Totals..........................            1,934               $276,000,460               100.0%
                                                     =====               ============               =====

         As of the Cut-off Date, the Loan-to-Value Ratios of the Initial Group IIB Adjustable Rate Mortgage Loans ranged from 11.63% to 95.00% and the weighted average Loan-to-Value Ratio of the Initial Group IIB Adjustable Rate Mortgage Loans was approximately 76.47%.

         Loan Purpose for the Adjustable Rate Mortgage Loan Group - IIB

                                                        Number of        Aggregate Principal       Percent of
 Loan Purpose                                        Mortgage Loans      Balance Outstanding        Group IIB
 ------------                                        --------------      -------------------       ----------
 Purchase.................................                    665            $95,877,017              34.7%
 Refinance--Rate/Term......................                   133             15,107,109               5.5
 Refinance--Cashout........................                 1,136            165,016,334              59.8
                                                            -----           ------------             -----
          Totals..........................                  1,934           $276,000,460             100.0%
                                                            =====           ============             =====

 Types of Mortgaged Properties for the Adjustable Rate Mortgage Loan Group - IIB

                                                        Number of        Aggregate Principal       Percent of
Property Type                                        Mortgage Loans      Balance Outstanding       Group IIB
-------------                                        --------------      -------------------       ---------
Single-family Detached.........................             1,530             $213,094,899            77.2%
Two- to Four- Family Dwelling Unit.............               125               15,957,489             5.8
Planned Unit Development ......................               159               32,268,618            11.7
Condominium....................................                85               11,977,124             4.3
Manufactured Housing...........................                35                2,702,330             1.0
                                                            -----             ------------           -----
         Totals................................             1,934             $276,000,460           100.0%
                                                            =====             ============           =====

     Documentation Summary for the Adjustable Rate Mortgage Loan Group - IIB

                                                      Number of        Aggregate Principal        Percent of
 Documentation                                     Mortgage Loans      Balance Outstanding         Group IIB
 -------------                                     --------------      -------------------        ----------
 Full Documentation..........................              1,317             $165,855,925             60.1%
 24 Month Bank Statement.....................                188               40,051,709             14.5
 Reduced Documentation.......................                 45               10,159,799              3.7
 Stated Documentation........................                384               59,933,027             21.7
                                                           -----             ------------            -----
          Totals.............................              1,934             $276,000,460            100.0%
                                                           =====             ============            =====

        Occupancy Types for the Adjustable Rate Mortgage Loan Group - IIB

                                                      Number of          Aggregate Principal        Percent of
 Occupancy                                          Mortgage Loans       Balance Outstanding         Group IIB
 ---------                                          --------------       -------------------        ----------
 Owner-occupied..............................              1,749               $258,737,321            93.7%
 Second Home.................................                 17                  2,028,560             0.7
 Investment..................................                168                 15,234,580             5.5
                                                           -----               ------------           -----
          Totals.............................              1,934               $276,000,460           100.0%
                                                           =====               ============           =====

         The information set forth above is based upon representations of the related mortgagor at the time of origination.

   Mortgage Loan Age Summary for the Adjustable Rate Mortgage Loan Group - IIB

                                                      Number of          Aggregate Principal        Percent of
 Mortgage Loan Age (Months)                         Mortgage Loans       Balance Outstanding         Group IIB
 --------------------------                         --------------       -------------------        ----------
 0...........................................                697              $101,677,022             36.8%
 1...........................................                715               104,355,742             37.8
 2...........................................                497                67,140,153             24.3
 4...........................................                  2                   499,842              0.2
 5...........................................                 17                 1,927,593              0.7
 6...........................................                  3                   173,403              0.1
 7...........................................                  2                   147,347              0.1
 14..........................................                  1                    79,357              0.0
                                                           -----              ------------            -----
          Totals.............................              1,934              $276,000,460            100.0%
                                                           =====              ============            =====

         As of the Cut-off Date, the weighted average age of the Initial Group IIB Adjustable Rate Mortgage Loans was approximately 1 month.

     Credit Grade Summary for the Adjustable Rate Mortgage Loan Group - IIB

                                                      Number of          Aggregate Principal        Percent of
 Credit Grade                                       Mortgage Loans       Balance Outstanding         Group IIB
 ------------                                       --------------       -------------------        ----------
 AO..........................................                732               $124,294,443            45.0%
 A-..........................................                622                 87,233,615            31.6
 B...........................................                330                 42,702,241            15.5
 B-..........................................                 88                  9,007,537             3.3
 C...........................................                153                 11,875,523             4.3
 C-..........................................                  9                    887,100             0.3
                                                           -----               ------------           -----
          Totals.............................              1,934               $276,000,460           100.0%
                                                           =====               ============           =====

      Year of Origination for the Adjustable Rate Mortgage Loan Group - IIB

                                                      Number of          Aggregate Principal        Percent of
 Year of Origination                                Mortgage Loans       Balance Outstanding         Group IIB
 -------------------                                --------------       -------------------        ----------
 2000........................................                 25                 $2,827,543             1.0%
 2001........................................              1,909                273,172,917            99.0
                                                           -----               ------------           -----
          Totals.............................              1,934               $276,000,460           100.0%
                                                           =====               ============           =====

    Maximum Mortgage Rates for the Adjustable Rate Mortgage Loan Group - IIB

Range of Maximum                                  Number of         Aggregate Principal           Percent of
Mortgage Rates                                 Mortgage Loans       Balance Outstanding            Group IIB
----------------                               --------------       -------------------           ----------
13.500%-13.999%..........................               19                  $3,234,207                 1.2%
14.000%-14.499%..........................               33                   7,140,882                 2.6
14.500%-14.999%..........................               80                  18,434,408                 6.7
15.000%-15.499%..........................              126                  24,550,665                 8.9
15.500%-15.999%..........................              240                  41,542,927                15.1
16.000%-16.499%..........................              248                  41,246,499                14.9
16.500%-16.999%..........................              350                  47,688,628                17.3
17.000%-17.499%..........................              303                  35,380,938                12.8
17.500%-17.999%..........................              297                  35,310,890                12.8
18.000%-18.499%..........................              140                  12,329,358                 4.5
18.500%-18.999%..........................               75                   6,736,631                 2.4
19.000%-19.499%..........................               17                   1,516,057                 0.5
19.500%-19.999%..........................                6                     888,370                 0.3
                                                     -----                ------------               -----
         Totals..........................            1,934                $276,000,460               100.0%
                                                     =====                ============               =====

         As of the Cut-off Date, the Maximum Mortgage Rates for the Initial Group IIB Adjustable Rate Mortgage Loans ranged from 13.500% per annum to 19.750% per annum and the weighted average Maximum Mortgage Rate for the Initial Group IIB Adjustable Rate Mortgage Loans was 16.465% per annum.

     Prepayment Penalties for the Adjustable Rate Mortgage Loan Group - IIB

                                                      Number of          Aggregate Principal        Percent of
 Prepayment Penalty Term                            Mortgage Loans       Balance Outstanding         Group IIB
 -----------------------                            -------------        -------------------        ----------
 None........................................                654                $92,408,264            33.5%
 12 months...................................                  1                    111,954             0.0
 24 months...................................                331                 60,114,029            21.8
 36 months...................................                717                100,428,092            36.4
 60 months...................................                231                 22,938,120             8.3
                                                           -----               ------------           -----
          Totals.............................              1,934               $276,000,460           100.0%
                                                           =====               ============           =====

         The weighted average prepayment penalty term with respect to the Initial Group IIB Adjustable Rate Mortgage Loans having prepayment penalties is approximately 35 months. With respect to those Initial Group IIB Adjustable Rate Mortgage Loans (exclusive of the Initial Group IIB Adjustable Rate Mortgage Loans that were purchased by the Seller under its Small Lender Program) which have prepayment penalties, approximately 82.8% of those mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

     Next Adjustment Date for the Adjustable Rate Mortgage Loan Group - IIB

                                                  Number of         Aggregate Principal           Percent of
Next Adjustment Date                           Mortgage Loans       Balance Outstanding            Group IIB
--------------------                           --------------       -------------------           ----------
December 2001............................                1                    $44,930                    0.0%
March 2002...............................                5                    703,383                    0.3
April 2002...............................                8                  1,634,829                    0.6
May 2002.................................               10                  1,868,406                    0.7
October 2002.............................                1                     81,473                    0.0
November 2002............................                1                     47,899                    0.0
December 2002............................                7                    742,465                    0.3
January 2003.............................                2                    499,842                    0.2
March 2003...............................              246                 36,739,223                   13.3
April 2003...............................              444                 63,724,842                   23.1
May 2003.................................              432                 62,895,060                   22.8
June 2003................................                9                    438,050                    0.2
October 2003.............................                1                     65,875                    0.0
November 2003............................                2                    125,504                    0.0
December 2003............................                7                    681,041                    0.2
March 2004...............................              212                 25,709,388                    9.3
April 2004...............................              232                 34,846,571                   12.6
May 2004.................................              200                 31,598,215                   11.4
June 2004................................                4                    187,000                    0.1
December 2005............................                2                    459,156                    0.2
March 2006...............................               35                  4,067,518                    1.5
April 2006...............................               31                  4,149,501                    1.5
May 2006.................................               39                  4,542,791                    1.6
June 2006................................                3                    147,500                    0.1
                                                     -----               ------------                  -----
         Totals..........................            1,934               $276,000,460                  100.0%
                                                     =====               ============                  =====

         Credit Scores for the Adjustable Rate Mortgage Loan Group - IIB

 Range of                                            Number of         Aggregate Principal         Percent of
 Credit Scores                                    Mortgage Loans       Balance Outstanding         Group IIB
 -------------                                    --------------       -------------------         ----------
 Not Scored..................................              12                 $813,516                 0.3%
 468 to 500..................................              14                1,013,058                 0.4
 501 to 550..................................             493               60,432,426                21.9
 551 to 600..................................             561               73,414,679                26.6
 601 to 650..................................             456               70,499,968                25.5
 651 to 700..................................             264               44,040,101                16.0
 701 to 750..................................             106               18,953,795                 6.9
 751 to 799..................................              28                6,832,916                 2.5
                                                        -----             ------------               -----
          Totals.............................           1,934             $276,000,460               100.0%
                                                        =====             ============               =====

The Credit Scores of the Initial Group IIB Adjustable Rate Mortgage Loans that were scored as of the Cut-off Date ranged from 468 to 799 and the weighted average Credit Score of the Initial Group IIB Adjustable Rate Mortgage Loans that were scored as of the Cut-off Date was approximately 607.